Exhibit 10.7

Execution Version

FIRST AMENDMENT TO INCREMENTAL TERM SUPPLEMENT (TRANCHE A) AND FIRST AMENDMENT TO TRANCHE A INCREMENTAL GUARANTY

This First Amendment to Incremental Term Supplement (Tranche A) and First Amendment to Tranche A Incremental Guaranty (this “Amendment”) dated as of August 1, 2016 is entered into by and among Seventy Seven Operating LLC, an Oklahoma limited liability company (the “Borrower”), Seventy Seven Energy Inc., a Delaware corporation formerly known as Chesapeake Oilfield Operating, L.L.C. (the “Parent”), the other Loan Parties party hereto, the Tranche A Incremental Term Loan Lenders signatory hereto, and Wilmington Trust, National Association, in its capacity as successor administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain $400 Million Term Loan Credit Agreement dated as of June 25, 2014, as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Guaranty of even date herewith (the “Term Loan First Amendment”) (as so amended and as further amended, restated, supplemented, waived or otherwise modified, the “Credit Agreement”), which Credit Agreement was supplemented by that certain Incremental Term Supplement (Tranche A) dated as of May 13, 2015 (as amended, restated, supplemented, waived or otherwise modified, the “Incremental Term Supplement”), among the Borrower, the Parent, each of the subsidiary guarantors party thereto, as Subsidiary Guarantors, each lender from time to time party thereto, as Tranche A Incremental Term Loan Lenders and the Administrative Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement or the Incremental Term Supplement, as applicable; provided that, with respect to any amendment of the Tranche A Incremental Guaranty (as defined in the Incremental Term Supplement), all capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Tranche A Incremental Guaranty, as applicable.

B. On or about June 7, 2016, the Borrower, the Parent and the Subsidiary Guarantors (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) initiating their respective cases that are pending under chapter 11 of the Bankruptcy Code (the bankruptcy case of each Debtor is referred to herein as a “Case” and are collectively referred to herein as the “Cases”) and have continued in the possession of their assets and in the management of their business pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

C. In accordance with the Joint Prepackaged Chapter 11 Plan of Reorganization of Seventy Seven Finance Inc. and its Affiliated Debtors [Docket No. 17] (as amended and restated by the Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Seventy Seven Finance Inc. and its Affiliated Debtors [Docket No. 160] and as otherwise modified, amended, or supplemented from time to time, the “Plan”) filed by the Debtors in their respective Cases, which was confirmed by the Bankruptcy Court pursuant to the Findings of Fact, Conclusions of Law and Order (i) Approving the Debtors’ Solicitation and Disclosure Statement and (ii) Confirming the Joint Prepackaged Chapter 11 Plan of Reorganization of Seventy Seven Finance Inc. and its Affiliated Debtors [Docket No. 192] dated July 14, 2016, the Borrower has requested that the Tranche A Required Lenders and the Administrative Agent amend the Incremental Term Supplement and the Tranche A Incremental Guaranty as set forth below.

D. The Borrower has requested that the Tranche A Required Lenders execute and deliver this Amendment with respect to the Incremental Term Supplement pursuant to Section 10.01 of the Credit Agreement and Section 6 of the Incremental Term Supplement, as applicable. The Borrower and the other Loan Parties have requested that the Administrative Agent execute and deliver this Amendment with respect to the Tranche A Incremental Guaranty pursuant to Section 9.2 of the Tranche A Incremental Guaranty.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Incremental Term Supplement.

(a)	Section 3(a)(ii) of the Incremental Term Supplement is hereby amended and restated in its entirety to read as follows:

“ii. changes any provisions including, without limitation, the definitions of “Obligations”, “Permitted Liens”, “Secured Obligations” and “Secured Parties” the effect of which would be to allow the creation or imposition of any Liens on the Collateral that are not permitted under the terms of the Credit Agreement as of the Incremental Term Facility Closing Date, provided that the definition for “Permitted Liens” may be amended as of August 1, 2016 (the “First Amendment Effective Date”) to permit the creation or imposition of Liens in connection with the ABL Credit Agreement and the Intercreditor Agreement as permitted pursuant to the Amendment No. 1 to Credit Agreement dated as of the First Amendment Effective Date (the “Term Loan First Amendment”);”

(b)	Section 3(a)(iv) of the Incremental Term Supplement is hereby amended and restated in its entirety to read as follows:

“iv. changes any provisions of Sections 6.12, 7.03 and 7.06 of the Credit Agreement, provided that Section 6.12(d) and Section 7.06 of the Credit Agreement may be amended as of the First Amendment Effective Date as permitted pursuant to the Term Loan First Amendment;”

(c)	Section 3(b) of the Incremental Term Supplement is hereby amended by adding the following in between “junior priority Lien” and “on such”:

“(in all cases subject to the Intercreditor Agreement)”

(d)	Section 5(a) of the Incremental Term Supplement is hereby amended in the first sentence thereof by deleting the “.” appearing at the end of such sentence and by adding the following in the place of such deletion:

“, in each case, subject to the Intercreditor Agreement (including any contrary provision thereof).”

(e)	Section 5(b) of the Incremental Term Supplement is hereby amended by adding the following between “In addition, notwithstanding Sections 2.10 or 8.3 of the Credit Agreement” and “, in the event of”:

“and subject to the Intercreditor Agreement”

(f)	Section 6(a) of the Incremental Term Supplement is hereby amended by adding the following between “of this Supplement” and “and of any Tranche A Incremental Collateral Document”:

“, the Intercreditor Agreement”

(g)	Section 6(a) of the Incremental Term Supplement is hereby further amended by adding the following between “(the “Tranche A Required Lenders”),” and “the Loan Parties party thereto”:

“and the consent of”

(h)	Section 9(a)(2) of the Incremental Term Supplement is hereby amended by adding the following parenthetical after “junior priority Lien”:

“(in all cases subject to the Intercreditor Agreement)”

(i)	The penultimate sentence of Section 9(a) of the Incremental Term Supplement is hereby amended by adding the following between “in respect of the Term Loans” and “.”

“and subject to the Intercreditor Agreement”

(j)	Section 9(b) of the Incremental Term Supplement is hereby amended by adding the following between “Schedule II hereto” and “(such documents, the”:

“as such Schedule II may hereafter be amended, supplemented, restated or otherwise modified from time to time by the Administrative Agent with the consent of the Tranche A Required Lenders”

(k)	The last sentence of Section 9(d) of the Incremental Term Supplement is hereby amended and restated in its entirety as follows:

“Each Tranche A Incremental Term Loan Lender irrevocably agrees that it will not direct the Administrative Agent to exercise, or take any action to prepare to exercise, any remedy under any Tranche A Incremental Collateral Document except in accordance with the Intercreditor Agreement.”

(l)	A new Section 16 of the Incremental Term Supplement is hereby added in the appropriate numerical place to read as follows:

“Section 16. This Supplement is subject to the terms and conditions set forth in the Intercreditor Agreement in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Supplement, the terms of the Intercreditor Agreement shall govern and control. The “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of August 1, 2016, among Wells Fargo Bank, National Association, in its capacity as administrative agent under the ABL Credit Agreement, Wilmington Trust, National Association (as successor to Bank of America, N.A.), in its capacity as administrative agent under the Credit Agreement and in respect of this Supplement for the benefit of the Tranche A Incremental Term Loan Lenders, as acknowledged by the Loan Parties, as amended, restated, modified, supplemented, extended, increased, renewed, refunded, replaced in accordance with the terms of the Intercreditor Agreement and this Supplement.”

(m)	Schedule II of the Incremental Term Supplement is hereby amended by Annex A attached hereto.

SECTION 2. Amendments to Tranche A Incremental Guaranty.

(a)	Sections 7.1(c) and 7.2(b) of the Tranche A Incremental Guaranty is hereby amended by deleting the parenthetical “(to the extent such amounts do not constituted ABL Collateral)” appearing in each place.

(b)	Schedule 1 to the Tranche A Incremental Guaranty is hereby amended and restated in its entirety by replacing it with Annex B attached hereto.

SECTION 3. Effectiveness of Amendment. This Amendment shall be effective as of the latest date on which each of the following conditions occurs (the “Amendment Effective Date”):

(a)	the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower, the Parent, each of the Subsidiary Guarantors and the Tranche A Required Lenders;

(b)	the Limited Waiver, dated as of the date hereof, by and among the Borrower, the Parent, the other Loan Parties party thereto, the Administrative Agent and the Tranche A Incremental Term Loan Lenders party thereto shall be effective or will be effective substantially contemporaneously with the Amendment Effective Date;

(c)	the Administrative Agent and the Tranche A Required Lenders shall have received a complete and correct copy of the Term Loan First Amendment which shall be effective or will be effective substantially contemporaneously with the Amendment Effective Date;

(d)	the “Effective Date” under and as defined in the Plan has occurred and substantial consummation (as defined in Section 1101 of the Bankruptcy Code) of the Plan shall have occurred or will occur substantially contemporaneously with the Amendment Effective Date; and

(e)	each of the representations and warranties made by the Loan Parties in or pursuant to this Amendment shall be true and correct.

SECTION 4. Representations and Warranties.

(a)	After the occurrence of the “Effective Date” (under and as defined in the Plan) of, and after giving effect to the transactions under, the Plan, no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date, other than such defaults or events of default that existed under the Credit Agreement or the Incremental Term Supplement, as applicable, prior to the Amendment Effective Date arising from or related to (1) defaults or events of default under the ABL Credit Agreement, the 2019 Indenture or the 2022 Indenture or (2) the Debtors’ entry into the Restructuring Support Agreement (as defined in the Plan), commencement of the Cases and/or implementation of the Restructuring Transactions (as defined in the Plan) or any other actions in furtherance of the restructuring contemplated by the Restructuring Support Agreement or the Plan (collectively, the “Pre-Effective Date Defaults”), which Pre-Effective Date Defaults have been waived by the Administrative Agent on behalf of the Tranche A Incremental Term Loan Lenders.

(b)	This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity and an implied covenant of good faith and fair dealing.

(c)	The execution and delivery hereof by the Loan Parties and the performance and observance by each of the Loan Parties of the provisions hereof do not violate or conflict with the organizational documents of any of the Loan Parties, as applicable, or any law applicable to the Loan Parties.

SECTION 5. Miscellaneous.

(a)

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent for the Tranche A Incremental Term Loan Lenders or the Tranche A Incremental Term Loan Lenders, as applicable, under the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement or any other applicable Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement or any Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each Loan Party party hereto hereby reaffirms, covenants and agrees to be bound by the terms and conditions of the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement and the other Loan Documents, in each case, as amended hereby.

(b)	If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)	Except as amended hereby, the provisions of the Incremental Term Supplement, the Tranche A Incremental Collateral Documents, the Tranche A Incremental Guaranty, the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall be considered a “Loan Document” for purposes of the Incremental Term Supplement.

(d)	This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic means (including, without limitation, “.pdf” or “.tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(e)	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 13 of the Incremental Term Supplement and Sections 10.14 and 10.15 of the Credit Agreement, and such provisions are incorporated herein by reference, mutatis mutandis.

SECTION 6. ENTIRE AGREEMENT. THIS AMENDMENT, THE INCREMENTAL TERM SUPPLEMENT, THE TRANCHE A INCREMENTAL COLLATERAL DOCUMENTS, THE TRANCHE A INCREMENTAL GUARANTY, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment as of the date first written above.

BANK OF AMERICA, N.A., as Tranche A Incremental Term Loan Lender

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

BLUEMOUNTAIN SUMMIT OPPORTUNITIES FUND II (U.S.) L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

BLUEMOUNTAIN SUMMIT TRADING L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

BLUEMOUNTAIN TIMBERLINE LTD.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

BMSB L.P.,
as Tranche A Incremental Term Loan Lender

By:	BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O’Mara
Name:	David M. O’Mara
Title:	Deputy General Counsel

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

SEVENTY SEVEN ENERGY INC. (formerly known as CHESAPEAKE OILFIELD OPERATING, L.L.C.), as Parent

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

SEVENTY SEVEN OPERATING LLC,
as Borrower

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

SEVENTY SEVEN ENERGY INC.
GREAT PLAINS OILFIELD RENTAL, L.L.C.
NOMAC DRILLING, L.L.C.
PERFORMANCE TECHNOLOGIES, L.L.C.
PTL PROP SOLUTIONS, L.L.C.
SEVENTY SEVEN LAND COMPANY LLC
SSE LEASING LLC,
each as Guarantors

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer and Treasurer

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

Acknowledged by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By	/s/ Renee Kuhl
Name: Renee Kuhl
Title: Vice President

[SSE – Incremental Term Supplement (Tranche A) - Amendment]

Annex A

SCHEDULE II

TO

INCREMENTAL TERM SUPPLEMENT

TRANCHE A INCREMENTAL COLLATERAL DOCUMENTS

1.	Junior Tranche A Incremental Security Agreement among the Borrower, the Guarantors and the Administrative Agent for the benefit of the Tranche A Incremental Term Loan Lenders (including any joinders thereto), as amended and restated by the Amended and Restated Tranche A Incremental Security Agreement by and among the Borrower, the other Loan Parties party thereto and the Administrative Agent for the benefit of the Tranche A Incremental Term Loan Lenders (and any future joinders thereto).

2.	Junior Tranche A Incremental Pledge Agreement among the Parent, the Borrower, Great Plains Oilfield Rental, L.L.C., Performance Technologies, L.L.C., PTL Prop Solutions, L.L.C. and the Administrative Agent for the benefit of the Tranche A Incremental Term Loan Lenders (including any joinders thereto), as amended and restated by the Amended and Restated Junior Tranche A Incremental Pledge Agreement by and among the Parent, the Borrower the other Loan Parties party thereto, the Administrative Agent for the benefit of the Tranche A Incremental Term Loan Lenders (and any future joinders thereto).

3.	Junior Tranche A Incremental Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing from Seventy Seven Land Company LLC to Administrative Agent for the Tranche A Incremental Term Loan Lenders for the property located at 777 NW 63rd Street, Oklahoma City, OK 73116, as assigned pursuant to the Assignment of Junior Lien Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing.

4.	Junior Tranche A Incremental Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing from Seventy Seven Land Company LLC to Administrative Agent for the Tranche A Incremental Term Loan Lenders for the property located at 3401 S. Radio Road, El Reno, OK 73036, as assigned pursuant to the Assignment of Junior Lien Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing.

5.	Junior Tranche A Incremental Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing from Seventy Seven Land Company LLC to Administrative Agent for the Tranche A Incremental Term Loan Lenders for the property located at 171 Locust Avenue, Mt. Morris, PA 15349, as assigned pursuant to the Assignment of Junior Lien Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing.

6.	Junior Tranche A Incremental Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing from Seventy Seven Land Company LLC to PRLAP, Inc. for the benefit of Administrative Agent for the Tranche A Incremental Term Loan Lenders for the properties located at 9022 Chesapeake Way (now known as Seventy Seven Dr.), Pearsall, TX 78061 and 9029 Chesapeake Way (now known as Seventy Seven Dr.), Pearsall, TX 78061, as assigned pursuant to the Assignment of Junior Lien Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing.

7.	Any other Mortgage in favor of the Administrative Agent for the benefit of the Tranche A Incremental Term Loan Lenders for each of the properties listed in the proviso of Section 12(c) of the Supplement, subject to the extension provided therein.

8.	Any Control Agreement in favor of the Administrative Agent for the benefit of the Tranche A Incremental Term Loan Lenders pursuant to Section 4.2(d) of the Amended and Restated Junior Tranche A Incremental Security Agreement among the Borrower, the Guarantors and the Administrative Agent for the benefit of the Tranche A Incremental Term Loan Lenders.

Annex B

SCHEDULE 1

TO

TRANCHE A INCREMENTAL GUARANTY

Name of Guarantor	Type of Organization	Jurisdiction of Organization	Address for Notices

SEVENTY SEVEN ENERGY INC.	Corporation	Delaware	777 N.W. 63rd Street Oklahoma City, OK 73116

NOMAC DRILLING, L.L.C.	Limited Liability Company	Oklahoma	777 N.W. 63rd Street Oklahoma City, OK 73116

PERFORMANCE TECHNOLOGIES, L.L.C.	Limited Liability Company	Oklahoma	777 N.W. 63rd Street Oklahoma City, OK 73116

PTL PROP SOLUTIONS, L.L.C.	Limited Liability Company	Oklahoma	777 N.W. 63rd Street Oklahoma City, OK 73116

GREAT PLAINS OILFIELD RENTAL, L.L.C.	Limited Liability Company	Oklahoma	777 N.W. 63rd Street Oklahoma City, OK 73116

SEVENTY SEVEN LAND COMPANY LLC	Limited Liability Company	Oklahoma	777 N.W. 63rd Street Oklahoma City, OK 73116

SSE LEASING LLC	Limited Liability Company	Oklahoma	777 N.W. 63rd Street Oklahoma City, OK 73116